SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities and Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
    [   ] Preliminary Proxy Statement
    [   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))
    [X] Definitive Proxy Statement
    [   ] Definitive Additional Materials
    [   ] Soliciting Material Under Rule 14a-12

Hemagen Diagnostics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[   ]      Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

  Title of each class of securities to which transaction applies:

  Aggregate number of securities to which transaction applies:

  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)

  Proposed maximum aggregate value of transaction:

  Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ]     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of this filing.

  Amount Previously Paid:

  Form, Schedule or Registration Statement No.:

  Filing Party:

  Date Filed:

HEMAGEN DIAGNOSTICS, INC.
9033 Red Branch Road
Columbia, Maryland 21045

Notice of Annual Meeting
and Proxy Statement

January 28, 2002

To our Stockholders:

Our Annual Meeting of Shareholders will be held at 10:00 a.m. on Tuesday, February 27, 2002, at the Columbia Hilton, 5485 Twin Knolls Road, Columbia, Maryland. We hope you will attend.

At the Annual Meeting you will be asked to elect two Directors of Hemagen and ratify the appointment of Grant Thornton, LLP as our Independent Public Accountants for fiscal 2002.

We want your shares to be represented at the Annual Meeting. I urge you to complete, sign, date and return the enclosed proxy card promptly.

Sincerely, Jerry L. Ruyan Chairman of the Board

NOTICE OF ANNUAL MEETING
OF
SHAREHOLDERS OF HEMAGEN DIAGNOSTICS, INC.

Time:

                 10:00 a.m., Eastern Time

Date:

                 February 27, 2002

Place:

                 Columbia Hilton
                 5485 Twin Knolls Road
                 Columbia, Maryland

Purpose:

. .	Elect two Directors Ratify the appointment of Grant Thornton, LLP as Independent Public Accountants for fiscal 2002.

        Shareholders of record on January 2, 2002 are entitled to vote at this meeting. The approximate mailing date of this Proxy Statement and accompanying Proxy Card is February 4, 2002.

        Your vote is important. Please complete, sign, date, and return your proxy card promptly in the enclosed envelope.

January 28, 2002

TABLE OF CONTENTS Page

GENERAL INFORMATION...........................................................4
ELECTION OF DIRECTORS.........................................................4
RATIFICATION OF GRANT THORNTON, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS.........8
INDEPENDENT PUBLIC ACCOUNTANTS................................................5
BOARD COMMITTEES..............................................................9
REPORT OF THE AUDIT COMMITTEE.................................................9
DIRECTOR COMPENSATION........................................................10
PRINCIPAL SHAREHOLDERS.......................................................11
DIRECTORS AND EXECUTIVE OFFICERS.............................................11
SUMMARY COMPENSATION TABLE...................................................12
OPTION GRANTS IN LAST FISCAL YEAR............................................10
FISCAL 2001 OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES...............10
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS...............................10
SECTION 16 BENEFICIAL OWNER REPORTING COMPLIANCE.............................11
SHAREHOLDER PROPOSALS FOR NEXT YEAR..........................................14
QUESTIONS?...................................................................11

GENERAL INFORMATION

Who may vote

Shareholders of Hemagen, as recorded in our stock register on January 2, 2002, may vote at the meeting. As of that date, Hemagen had 9,894,979 shares of Common Stock outstanding.

How to vote

You may vote in person at the meeting or by proxy. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting.

How proxies work

We are asking for your proxy. If you give us your proxy this means that you are authorizing us to vote your shares at the meeting as you direct. You may vote for all, some, or none of our Director candidates. You may also vote for or against the other proposal or abstain from voting.

If you sign and return the enclosed proxy card without specifying how to vote, we will vote your shares in favor of our Director candidates and for the ratification of our choice of accountants for fiscal 2002.

If you hold shares through a stockbroker or other party, you may receive materials from them asking how you want them to vote your shares. You may receive more than one proxy card depending on how your shares are held. Shares registered in your name will be covered by one card.

If any other matters come before the meeting or any adjournment, each proxy will be voted in the discretion of the individuals named as proxies on the card.

Revoking a Proxy

You may revoke a proxy before it is voted by submitting a new proxy with a later date, by voting in person at the meeting or by notifying Hemagen’s Secretary in writing at the address under “Questions” on page 15.

Quorum

In order to carry on the business of the meeting, we must have a quorum. This means that at least a majority of the outstanding shares eligible to vote must be represented at the meeting, either by proxy or in person.

Votes needed

The two Director candidates receiving the most votes will be elected to fill the seats on the Board. Approval of the ratification of Grant Thornton, LLP as our independent public accountants for fiscal 2002 requires the favorable vote of a majority of the votes cast. Only votes for or against a proposal count. Abstentions and broker non-votes count for quorum purposes but not for voting purposes. Broker non-votes occur when a broker returns a proxy card but does not have authority to vote on a particular proposal.

Other Matters

Any other matters considered at the meeting, including adjournment, will require the affirmative vote of a majority of shares voting.

ELECTION OF DIRECTORS
(Item 1 on the Proxy Card)

The Board of Directors recommends the election of Howard F. Curd and William P. Hales as Directors of the Company.

The Board of Directors oversees the management of Hemagen on your behalf. The Board reviews Hemagen’s long-term strategic plans and exercises direct decision-making authority in key areas, such as; choosing the executive officers, setting the scope of their authority to manage Hemagen’s business day to day, and evaluating management’s performance.

Hemagen’s Bylaws provide that the Board of Directors consists of three classes of Directors. Each class is elected for a three-year term with one class being elected each year.

In January, 2002, Redwood Holdings, Inc., along with other investors, acquired a majority interest in Synbiotics Corporation, a San Diego-based animal diagnostic company. Before making the acquisition, Redwood offered Hemagen the opportunity to make the Synbiotics investment. A special committee composed of directors not involved in the proposed transaction, reviewed materials concerning Synbiotics and concluded that Hemagen was not in a position to make the investment. As part of the Synbiotics investment by Redwood, directors Donelan and Hendy will become directors of Synbiotics and, therefore, have resigned from the Board of Directors of Hemagen. The Hemagen Board has not yet determined their successors. Mr. Ruyan will remain as Chairman and Chief Executive Officer of Hemagen. Hemagen’s Board plans to adopt a conflict of interest policy governing any possible or apparent conflicts that may arise concerning the businesses of Hemagen and Synbiotics.

The Board has nominated for election for terms expiring at the Annual Meeting in 2005, Howard F. Curd and William P. Hales. The terms of Dr. Alan S. Cohen and Jerry L. Ruyan expire in 2003 and those of Ricardo M. de Oliveira and James R. LeRoy expire in 2004. The election of Directors is determined by a plurality of votes cast. Cumulative voting is not provided for in the election of Directors of Hemagen.

If a Director nominee becomes unavailable before the election, your proxy card authorizes us to vote for a replacement nominee if the Board names one.

Board meetings last year:    3
Actions Taken in writing last year:    3

Hemagen's Directors are:

Alan S. Cohen             Dr. Cohen has served as a Director  of  Hemagen  since
Director since 1993       its inception.  Dr. Cohen has  been  employed  by  the
Term expires 2003         Boston University  School of Medicine  as a  Professor
                          of Medicine since 1968 and  Professor of  Pharmacology
                          since  1974.   Dr. Cohen  is  Editor-in-Chief   of the
                          International Journal of Amyloid.  Dr. Cohen served as
                          the  Director  of  the  Arthritis  Center  of   Boston
                          University from 1976 to 1994. From 1973 to 1992,   Dr.
                          Cohen  served  as  Chief  of  Medicine  of Boston City
                          Hospital. Dr.Cohen is a past president of the American
                          College  of  Rheumatology.   Dr.  Cohen  received  his
                          Bachelor of Arts degree from  Harvard  College and his
                          M.D. degree  from  the  Boston  University  School  of
                          Medicine.

Howard F. Curd            Mr.  Curd  is  President and CEO of  Jesup  and Lamont
Director since 2001       Group Holdings, Inc., a diversified financial  holding
Term expires 2002         company.  Mr. Curd has served on the Board of Managers
                          of  Uniroyal  Optoelectronics, LLC,  Uniroyal's  joint
                          venture with Emcore Corporation, since 1997.  Mr. Curd
                          was also a member of the Board of Directors for Emcore
                          Corporation from May 1995 until December 1997.

Ricardo M. de Oliveira    Dr.  de Oliveira  has  been  the  Vice  President   of
Director since 1993       Research  and  Development  and  a Director of Hemagen
Term expires 2004         since its inception.   From  1980 through 1990, Dr. de
                          Oliveira  was  a  Professor  at  the University of Sao
                          Paulo in Brazil. Dr. de Oliveira was also the Director
                          of  Clinical  Pathology  at the Cancer Hospital of Sao
                          Paulo,  Brazil.   Dr. de Oliveira  received  his  M.D.
                          degree from the Faculdade de Ciencias Medicas da Santa
                          Casa de Sao Paulo in Brazil.

William P. Hales          Mr. Hales is  President and Chief Operating Officer of
Director since 1999       Hemagen. Mr. Hales is a Senior Investment Advisor with
Term expires 2002         Jesup & Lamont  Securities  Corporation, an investment
                          banking and brokerage firm.  Mr. Hales has been a full
                          time money manager with several investment banking and
                          brokerage firms since  1992.   Prior  to that he was a
                          practicing  CPA  with  Coopers & Lybrand  and  Ernst &
                          Young.  Mr. Hales earned a  B.A.  degree in Accounting
                          from Pace University.  Mr. Hales is a Certified Public
                          Accountant.

Jerry L. Ruyan            Mr. Ruyan  is  Chairman  and  Chief  Executive Officer
Director since 1999       of Hemagen.  Mr. Ruyan  is  also a founding  member of
Term expires 2003         Redwood  Holdings,  Inc.,  a  privately  held  venture
                          capital firm.  Prior  to that Mr. Ruyan was a Founder,
                          Director,  President  and  Chief  Executive Officer of
                          Meridian  Bioscience,  Inc.,  a  public  company  that
                          develops  diagnostic  test  products  for  the  global
                          medical industry.  Mr. Ruyan  served  as a Director of
                          Meridian until July 7, 1999 when he  became  part of a
                          consent  solicitation  to change the board of Hemagen.
                          Mr. Ruyan serves on the boards of Meritage Hospitality
                          Group Inc., a  public  company; Schonstedt  Instrument
                          Company and The Last Best Place Catalog Company,  both
                          private  companies;  and  is  a  Trustee for   Ashland
                          University.  Mr. Ruyan earned a B.S. degree in Biology
                          from  Ashland  University  and  a  Master's     Degree
                          in Microbiology from The Ohio State University.

James R. LeRoy            Mr. LeRoy is the founder and General Manager of Cogent
Director since 2000       Technologies  Ltd.,  a  privately  held  company  that
Term expires 2004         markets analytical testing systems and  instruments to
                          the industrial microbiology market.  Prior to that Mr.
                          LeRoy  was  Vice  President  of Sales and Marketing at
                          Meridian Bioscience, Inc.   Mr.  LeRoy  has  18  years
                          experience in  the  clinical diagnostic industry.  Mr.
                          LeRoy  earned B.S. and  M.A.  degrees  in Biology from
                          Western Michigan University.

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
Item 2 on Proxy Card)

The Board of Directors recommends the ratification of Grant Thornton, LLP as independent public accountants for fiscal 2002.

Although not required, the Board is seeking shareholder ratification of its selection of Grant Thornton, LLP as Hemagen’s independent public accountants in fiscal 2002. The affirmative vote of a majority of shares voting at the meeting is required for ratification. If ratification is not obtained, the Board intends to continue the employment of Grant Thornton, LLP at least through fiscal 2002.

Representatives of Grant Thornton are expected to be present at the Annual Meeting and will be given an opportunity to make a statement, if they so desire, and to respond to appropriate questions that may be asked by shareholders.

On March 23, 2001, Hemagen dismissed BDO Seidman, LLP as Hemagen’s independent public accountants. The report of BDO Seidman, LLP for the last fiscal years was qualified as to substantial doubt as to Hemagen’s ability to continue as a going concern.

The decision to change accountants was approved by Hemagen’s Board of Directors.

During Hemagen’s two most recent fiscal years, and the interim period in fiscal 2001 to the time of termination, there were no disagreements with BDO Seidman, LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope of procedure. Hemagen has authorized BDO Seidman, LLP to respond fully to any inquiries of its successor accountants.

During Hemagen’s two most recent fiscal years and the subsequent interim period fiscal 2001 to the date of the dismissal of BDO Seidman, LLP did not advise Hemagen of any reportable conditions relating to weaknesses in internal controls.

On March 28, 2001, Hemagen engaged Grant Thornton, LLP as the principal accountant to audit its financial statements.

During Hemagen’s two most recent fiscal years and the interim period in fiscal 2001 until the engagement of Grant Thornton, LLP, Hemagen did not consult Grant Thornton, LLP, concerning the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit circumstances in which a written report was provided or oral advice was provided that Grant Thornton concluded was an important factor considered by Hemagen in reaching a decision as to the particular issue.

Principle Accounting Firm Fees:

Aggregate fees billed to Hemagen in fiscal 2001 by its current principal accounting firm, Grant Thornton, LLP, and its former principal accounting firm, BDO Seidman, LLP, are as follows:

Audit fees Financial information systems design and implementation fees Other fees Total	$ 41,696 $ 3,600 (b) $ -- (a) (b) $ 45,296 ========
(a) (b)	Includes fees for tax and other non-audit services. The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal accountant’s independence.

BOARD COMMITTEES

The Board appoints committees to help carry out its duties. In particular, Board committees work on key issues in greater detail than would be possible at full Board meetings. Each committee reviews the results of its meetings with the full Board. The Board of Directors does not have an executive committee.

The Audit Committee is responsible for reviewing Hemagen’s internal accounting operations. It also recommends the employment of independent accountants and reviews the relationship between Hemagen and its outside accountants.

Meetings last year:    2
Actions in writing last year:    1

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors is composed of Howard F. Curd (Chairman), Alan S. Cohen, William P. Hales and James R. LeRoy. Dr. Cohen, Mr. Curd and Mr. LeRoy meet NASD standards for independence and all members meet NASD standards of financial literacy.

In June 2000, the Board of Directors adopted the Audit Committee Charter, which was attached to last year’s Proxy Statement as Appendix II. The Charter outlines the activities and responsibilities of the Committee.

The Committee has obtained from the independent auditors a formal written statement describing all relationships between the auditors and Hemagen that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors’ independence.

In addition, the Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards (SAS) No. 61.

In discharging its oversight responsibility as to the audit process, the Committee has reviewed and discussed with management Hemagen’s audited financial statements included in Hemagen’s Annual Report on Form 10-KSB for the year ended September 30, 2001. The Committee has recommended to the Board of Directors that the audited financial statements be included in Hemagen’s Annual Report on Form 10-KSB for the last fiscal year for filing with the SEC.

Respectfully submitted,
The Audit Committee

Howard F. Curd (Chairman)
Alan S. Cohen
William P. Hales
James R. Leroy

The Compensation Committee is responsible for establishing compensation for management and administering Hemagen's stock option plans. The Compensation Committee of the Board of Directors was composed of Alan S. Cohen (Chairman), Thomas A. Donelan, and William P. Hales.

Meetings last year:     2
Actions in writing last year:    1

The Nominating Committee is responsible for reviewing potential new candidates for the Board. The Nominating Committee of the Board of Directors is composed of Ricardo M. de Oliveira, William P. Hales, James R. LeRoy, and Jerry L. Ruyan.

Meetings last year:    1
Actions in writing last year:     1

The Board of Directors met three times in fiscal 2001. The Audit and Compensation Committees met separately. All Directors attended all meetings of the Board of Directors and the Committees of which they are members, except for Dr. de Oliveira who attended two of the three Board meetings.

DIRECTOR COMPENSATION

Non-employee Directors each receive $3,500 worth of Hemagen common stock each quarter. Non-employee Director fees for fiscal year 2001, amounted to 17,995 shares of common stock per Director. Directors who are employees of Hemagen are not separately compensated for serving as Directors.

PRINCIPAL SHAREHOLDERS

The following are the only shareholders known by Hemagen to beneficially own more than 5% of its outstanding Common Stock as of January 2, 2002:

                                    Amount and Nature of             Percent
Name of Beneficial Owner            Beneficial Ownership             of Class
- ------------------------            --------------------             --------
Thomas A. Donelan                       3,739.907(1)                  30.7%
William P. Hales                        3,739,907(1)                  30.7%
Christopher P. Hendy                    3,739,907(1)                  30.7%
Jerry L. Ruyan                          3,739,907(1)                  30.7%
Redwood Holdings, Inc.                  1,302,732                     12.0%

The business address of Mr. Hales is 9033 Red Branch Rd., Columbia, MD 21045. The business address of Messrs. Donelan, Hendy, and Ruyan and Redwood Holdings, Inc. is 9468 Montgomery Road, Cincinnati, Ohio 45242.

(1)	All shares and rights to acquire shares owned by each of the above individuals are deemed to be owned by all of them because these individuals are parties to an understanding with respect to the voting and disposition of Hemagen Common Stock held by them. In addition, Messrs. Donelan, Hendy and Ruyan are owners of an ESOP that owns 100% of Redwood Holdings, Inc. Share holdings above include: 1,177,732 shares held by Redwood Holdings, which include 866,007 options exercisable within 60 days, 130,000 warrants exercisable within 60 days and senior subordinated secured convertible notes convertible into 125,000 shares within 60 days; 474,478 shares held by Mr. Ruyan, which include 101,000 options exercisable within 60 days and 72,727 warrants exercisable within 60 days; 107,995 shares held by Mr. Hendy, which include 10,000 options exercisable within 60 days; 97,995 shares held by Mr. Donelan; and 1,456,707 shares held by Mr. Hales, which include 967,007 options exercisable within 60 days, 159,500 warrants exercisable within 60 days and senior subordinated secured convertible notes convertible into 100,000 shares within 60 days.

DIRECTORS AND EXECUTIVE OFFICERS

This table lists the Common Stock owned on January 2, 2002 by Hemagen’s executive officers and Directors:

                                                           Common Stock
                                                        Beneficially Owned
                                                  ------------------------------
            Name                  Position            Amount         Percentage
- ----------------------     -------------------    --------------     ----------
Jerry L. Ruyan             Director and Chief
55                         Executive Officer       3,739,907(1)        30.7%

William P. Hales           Director, President
39                         and Chief Operating
                           Officer                 3,739,907(1)        30.7%

Ricardo M. de Oliveira     Director and Vice
50                         President                 354,333(2)         3.5%

Dr. Alan S. Cohen          Director                  176,700(3)         1.8%
75

Howard F. Curd             Director                  364,337(4)         3.7%
37

Thomas A. Donelan          Director                3,739,907(1)        30.7%
46

Christopher P. Hendy       Director                3,739,907(1)        30.7%
44

James R. LeRoy             Director                   27,995(3)          *
51

Deborah F. Ricci (6)       Chief Financial           107,000(5)           1%
37                         Officer                 ---------

All Directors and
Executive Officers
as a Group (9
Persons)                                           4,185,272           33.0%
                                                   ---------           ----

(1)  See Principal Shareholders.
(2)  Includes options to purchase 34,333 shares exercisable within 60 days.
(3)  Includes options to purchase 10,000 shares exercisable within 60 days.
(4)  Includes  warrants to purchase 160,000 shares  exercisable  within 60 days, and senior subordinated  secured convertible notes convertible into 200,000 shares within 60 days.
(5)  Represents options to purchase shares exercisable within 60 days.
(6)  Ms. Ricci was appointed Chief Financial  Officer of Hemagen in 2000.  Prior
     to her  appointment,  Ms.  Ricci  served as Vice  President  of Finance and
     Administration for Schonstedt Instrument Company.  Prior to that, Ms. Ricci was Chief Financial Officer of J.E. Morgan Knitting Mills, Inc.

 *Less than 1%

SUMMARY COMPENSATION TABLE

The following sets forth compensation paid, earned or awarded to the CEO and the four other most highly paid executive officers during the last three fiscal years ended September 30:

                                                                     Long-Term
                                                                    Compensation
                                       Annual Compensation             Awards
                            --------------------------------------- ------------
                                                                      Securities
Name and                                              Other Annual   Underlying
Principal Position          Year    Salary    Bonus   Compensation    Options
- -------------------------   ----  ---------  -------  ------------- ------------
Jerry L. Ruyan              2001  $150,000   $    0     $     0          1,000
Chief Executive Officer     2000   150,000        0           0              0
                            1999         0        0           0              0

William P. Hales            2001  $150,000   $    0     $ 7,765 (1)      1,000
President                   2000   150,000        0           0              0
                            1999         0        0           0              0

Ricardo M. de Oliveira      2001  $120,000   $    0     $ 3,128 (1)    101,000
Senior Vice President       2000   120,000        0           0              0
                            1999   120,000    1,200           0              0

Ira Marks (6)               2001  $140,000   $    0     $18,137 (2)     21,000
Executive Vice President    2000   140,000        0       7,993 (3)     30,000
& General Manager           1999   143,900    1,369       7,109 (3)          0
Raichem Division

Deborah F. Ricci            2001  $ 90,000   $4,000     $ 8,700 (4)     32,000
Chief Financial Officer     2000    67,500    4,000       4,500 (5)     50,000
                            1999         0        0           0              0

- ----------------------

(1)     Reflects provision of a leased car.
(2)     Represents contributions in the Company's 401(k) plan, payment of health coverage and automobile allowance.
(3)     Represents contributions in the Company's (401) k plan and an automobile allowance.
(4)     Represents contributions in the Company's (401) k plan and an automobile allowance.
(5)     Represents an automobile allowance.
(6)     Mr. Marks and  Hemagen  are  parties  to  an  Employment Agreement dated
        January  11,  2000,  which  sets  forth  the compensation, benefits, and
        responsibilities of the position which Mr. Marks fills at Hemagen.   The
        provisions of the agreement provide for a base salary of $140,000, a car allowance  of  $1,000  per  month,  and health insurance that is paid by
        Hemagen.   In  addition,  Mr. Marks  is entitled to a bonus based on the adjusted  net  operating  income  of  Hemagen's  Raichem division over a certain threshold of income.  This  bonus, when  paid,  can  be  divided
        among  the  Raichem  division  employees  solely  based  on  Mr.   Marks
        discretion.  No bonus was paid in fiscal years 2000 and 2001.

OPTION GRANTS IN LAST FISCAL YEAR

                                               % of
                             Number of     Total Options   Exercise
                            Securities      Granted to      Price
                            Underlying     Employees in     ($/Per    Expiration
           Name          Options Granted    Fiscal 2001      Share)     Date
- -----------------------  ----------------  --------------  ---------  ----------
Jerry L. Ruyan                1,000             *            $0.62     12/15/05
William P. Hales              1,000             *            $0.62     12/15/01
Ricardo M. de Oliveira      100,000            24%           $0.62     12/07/05
Ricardo M. de Oliveira        1,000             *            $0.62     12/15/05
Deborah F. Ricci             31,000             7%           $0.62     12/07/05
Deborah F. Ricci              1,000             *            $0.62     12/15/05
Ira Marks                    20,000             5%           $0.62     12/07/05
Ira Marks                     1,000             *            $0.62     12/15/05

 * Less than 1%

FISCAL 2001 OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

                                                   Number of
                                                   Securities         Value of
                                                   Underlying       Unexercised
                                                  Unexercised       In-the-Money
                                                    Options            Options
                                                   at FY-End         at FY-End
                                                --------------     -------------
                         Shares
                        Acquired     Value       Exercisable/       Exercisable/
     Name              on Exercise  Realized    Unexercisable      Unexercisable
- -------------------    -----------  ----------  --------------     -------------
Jerry L. Ruyan              0          --        867,007/0 (1)        230/0
William P. Hales            0          --        867,007/0 (1)        230/0
Ricardo de Oliveira         0          --        1,000/100,000      230/23,000
Ira Marks                   0          --        11,000/40,000      230/4,600
Deborah F. Ricci            0          --        32,000/50,000     1,610/5,750

(1)  Options  granted  are held in the name of Redwood  Holdings,  Inc.  Redwood
     Holdings,  Inc. is a 100% owned  subsidiary of an employee stock  ownership plan, the beneficial owners of which are Jerry L. Ruyan (49.9%),  Thomas A.
     Donelan  (24.9%),  and  Christopher P. Hendy (24.9%).  In addition,  all of which shares and rights to acquire shares held by Messrs.  Hales,  Donelan,
     Hendy  and  Ruyan  are  deemed  to be  owned by all of them  because  these individuals are parties to an understanding  with respect to the voting and disposition of Hemagen Common Stock held by them.

SECTION 16(a) BENEFICIAL OWNER REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires Hemagen’s executive officers, Directors and persons who own more than 10% of a registered class of Hemagen’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Dr. Cohen was late in filing his fiscal 2000 Form 5 which reflected a stock option grant. Based on a review of reports received by it, and upon written representations from the reporting persons, Hemagen believes that during the last fiscal year, all of its executive officers, Directors and 10% stockholders complied with Section 16 reporting requirements except as noted above.

SHAREHOLDER PROPOSALS FOR NEXT YEAR

        The deadline for shareholder proposals to be included in the Proxy Statement for next year’s meeting is September 28, 2002.

        The form of Proxy for this meeting grants authority to the designated proxies to vote in their discretion on any matters that come before the meeting except those set forth in the Company’s Proxy Statement and except for matters as to which adequate notice is received. In order for a notice to be deemed adequate for the 2003 Annual Shareholders’ Meeting, it must be received prior to December 21, 2002. If there is a change in the anticipated date of next year’s annual meeting or these deadlines by more than 30 days, we will notify you of this change through our Form 10-Q filings.

QUESTIONS?

        If you have questions or need more information about the annual meeting, write to:

                 Deborah F. Ricci
                 Hemagen Diagnostics, Inc.
                 9033 Red Branch Road
                 Columbia, Maryland 21045

                 or call us at (443) 367-5500

HEMAGEN DIAGNOSTICS, INC.

PROXY FOR ANNUAL MEETING

The undersigned hereby appoints JERRY L. RUYAN and WILLIAM P. HALES, or either of them, proxies of the undersigned, each with the power of substitution, to vote all shares of Common Stock which the undersigned would be entitled to vote on the matters specified below and in their discretion with respect to such other business as may properly come before the Annual Meeting of Shareholders of Hemagen Diagnostics, Inc. to be held on February 27, 2002 at 10:00 A.M. Eastern Time at the Columbia Hilton, 5885 Twin Knolls Road, Columbia, Maryland or any adjournment of such Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

1.

Authority to elect as Directors the two nominees listed below:

        FOR ___                  WITHHOLD AUTHORITY ___

Howard F. Curd and William P. Hales

WRITE THE NAME OF ANY NOMINEE(S) FOR
WHOM AUTHORITY TO VOTE IS WITHHELD

2.	Ratification of the appointment of Grant Thornton, LLP as Independent Public Accountants for the Company. FOR ___ AGAINST ___ ABSTAIN ___

THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS UNLESS A CONTRARY CHOICE IS SPECIFIED.

(This proxy is continued and is to be signed on the reverse side)

Date , 2002	IMPORTANT: Please sign exactly as name appears hereon indicating, where proper, official position or representative capacity. (In the case of joint holders, all should sign.)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS